NEWS RELEASE

    FOR IMMEDIATE RELEASE

BD Announces Intent to Separate Biosciences and Diagnostic Solutions Business to Enhance Focus, Drive Growth and Unlock Value

•Compelling opportunity expected to unlock substantial value through enhanced focus, tailored investment and capital allocation, and optimized market valuation
•“New BD,” built on momentum of BD 2025 strategy, will be well-positioned as a scaled, pure-play MedTech leader focused on attractive categories shaping the future of health care
•Biosciences and Diagnostic Solutions to realize its full market potential as differentiated leader in Life Sciences Tools and Diagnostics, with robust innovation pipeline and headroom for growth in key sectors

FRANKLIN LAKES, N.J. (Feb. 5, 2025) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today announced its board of directors has unanimously authorized BD management to pursue a plan to separate BD’s Biosciences and Diagnostic Solutions business from the rest of BD to enhance strategic focus and growth-oriented investments and capital allocation for both BD and the separated business and enhance value creation for shareholders.

“Our BD 2025 strategy has transformed the company into a faster-growing, more profitable organization positioned at the forefront of long-term growth trends in health care, and we believe today’s announcement is an exciting next step in unlocking significant potential value for all our stakeholders,” said Tom Polen, chairman, CEO and president of BD. “We believe the separation will position New BD as a differentiated MedTech leader and enable optimized investment to accelerate our innovation pipeline and ongoing margin enhancement through BD Excellence to further fund growth. We believe Biosciences and Diagnostic Solutions is expected to deliver substantial value as a pure-play leader in life sciences and will be well-positioned to execute on its unique and compelling solutions and growth opportunities. This transaction is designed to position both businesses to thrive in our respective sectors and deliver value for shareholders.”

The separation decision was the result of a comprehensive business portfolio evaluation launched by BD in early 2024. The company believes the separation is expected to unlock value on two fronts: The creation of a New BD that is recognized as a focused, innovative and growth-oriented medical technology leader with four attractive segments aligned to both essential needs and higher-growth trends in health care, and the Biosciences and Diagnostic Solutions business that is expected to become a differentiated leader in Life Sciences Tools and Diagnostics.

New BD – A pure-play MedTech innovator poised for accelerated growth

Following the separation, New BD will be a pure-play medical technology company with leading positions in large and growing end-markets. With this profile, New BD expects to drive concentrated investments in high-impact R&D and disciplined capital allocation including growth accretive M&A, which positions the company to deliver differentiated and durable growth rates in MedTech. New BD will have strong, leading positions across four new operating segments in attractive end-markets with significant headroom for growth:

•Medical Essentials, which includes BD’s Medication Delivery Solutions and Specimen Management businesses that manufacture tens of billions of devices each year and represent the backbone of health care delivery through products such as IV catheters, PICCS, flush and other essential vascular access and management solutions, blood collection solutions, syringes and advanced needle technologies, resulting in durable, recurring revenue and strong cash generation.
•Connected Care, which includes BD’s Medication Management Solutions and Advanced Patient Monitoring businesses with millions of smart devices that use automation, artificial intelligence and analytics to improve the efficiency and effectiveness of patient care and creates compelling growth potential in new areas of health care such as pharmacy automation.
•BioPharma Systems will bring a new name and increased focus to the Pharmaceuticals Systems business unit, which is the global leader in biologic drug delivery, developing and manufacturing drug delivery devices for the pharmaceutical industry. BioPharma Systems is uniquely positioned to enable the transition to more biologics, including GLP-1 treatments, and capitalize on the large growth potential of pharmaceutical industry trends, as more drug launches rely on patient self-injection.
•Interventional, which includes BD’s Urology & Critical Care, Peripheral Intervention and Surgery businesses that advance the treatment of high-burden chronic conditions such as urinary incontinence, peripheral vascular disease, cancer and hernias – all of which are high-growth categories with attractive margin profiles and meaningful headroom for new innovation.

The New BD will have a sharper focus on health care provider and patient end-markets. After the separation, the New BD is expected to have fiscal 2024 revenue of approximately $17.8 billion1, with a $70+ billion addressable market growing at approximately 5%. New BD is expected to benefit from strong, durable cash flow and a best-in-class recurring revenue profile of over 90% that will help drive focused investment, accelerate New BD’s innovation pipeline and systematically enhance growth and margin targets. Post-separation, New BD intends to focus on maintaining a strong balance sheet, making investments in innovation, returning capital to shareholders via dividend and share repurchases, and maintaining its investment grade credit rating.

Biosciences and Diagnostic Solutions – A differentiated pure-play leader in Life Sciences Tools and Diagnostics

The Biosciences and Diagnostic Solutions business is also expected to benefit from enhanced focus and investments as a pure-play Life Sciences Tools and Diagnostics leader. The business is expected to have approximately $3.4 billion in fiscal 2024 revenue with a $22+ billion addressable market growing at mid- to high-single-digits, with more than 80% recurring revenue, and approximately 30% adjusted EBITDA margins. Biosciences is a leader in immunology and cancer research solutions and related clinical diagnostics, including flow cytometry instruments and reagents, and has innovative single-cell multiomics tools. Diagnostic Solutions is a leader in microbiology and infectious disease diagnostics, including molecular diagnostics, cervical cancer screening, microbiology automation and point-of-care offerings. Both businesses have strong
1 Reflects comparable FY24 revenue, adjusted for a full year of Advanced Patient Monitoring revenue generated during Edwards Lifesciences’ ownership.

leadership teams with unparalleled commercial, engineering and R&D expertise, and are dedicated to bringing the next generation of high-quality innovations to researchers, clinicians and patients. The company believes that independent of BD, the business will be well-positioned to better meet the needs of research and laboratory customers and accelerate growth through more focused investment and capital allocation within the life sciences sector, potentially resulting in enhanced value for shareholders.

Separation Plan Overview & Timeline

BD’s board of directors is committed to exploring all opportunities to execute the separation in a manner that maximizes shareholder value, including possible options such as a Reverse Morris Trust, sale, spin-off or other transaction. The company expects to announce more specifics on the separation plans by the end of fiscal 2025 and intends to target completion of the transaction in fiscal 2026. The completion of any separation transaction will be contingent upon various conditions and approvals, including approval by BD’s board of directors, receipt of requisite regulatory clearances and compliance with applicable U.S. Securities and Exchange Commission requirements. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing, or that a separation will in fact occur.

As the company pursues this transaction, BD will remain focused on execution and continue to operate the Biosciences and Diagnostic Solutions business and the other BD businesses in alignment with its BD 2025 strategy, including continued investments in commercial growth, innovation, M&A and other initiatives that are part of the company’s multi-year strategic operating plans.

In connection with today’s announcement, the company has decided to postpone its Investor Day, previously scheduled for February 26, 2025, to allow BD to focus on the transaction. The company expects to provide a comprehensive update on strategy and outlook in the future closer to the separation.

Citi is acting as lead financial adviser, with Evercore also serving as a financial adviser. Additional advisers include Wachtell, Lipton, Rosen & Katz, PricewaterhouseCoopers, Skadden, Arps, Slate Meagher & Flom LLP and FGS Global.

Conference Call and Presentation Materials

BD management will host an audio webcast at 8 a.m. ET tomorrow, February 6, to discuss the separation plan in conjunction with its previously planned discussion of the company’s financial results for its first quarter of fiscal year 2025, which ended on December 31, 2024. The company has posted an accompanying presentation to the investor relations website at www.bd.com/investors. The audio webcast can be accessed through BD's website at www.bd.com/investors. The conference call will be available for replay on BD’s website, www.bd.com/investors. Alternatively, you can dial into the replay at 800-839-2486 (domestic) and 402-220-7223 (international) through the close of business on Thursday, February 13, 2025. A confirmation number is not needed to access the replay.

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About BD
BD is one of the largest global medical technology companies in the world and is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. The company supports the heroes on the frontlines of health care by developing innovative technology, services and solutions that help advance both clinical therapy for patients and clinical process for health care providers. BD and its more than 70,000 employees have a passion and commitment to help enhance the safety and efficiency of clinicians' care delivery process, enable laboratory scientists to accurately detect disease and advance researchers' capabilities to develop the next generation of diagnostics and therapeutics. BD has a presence in virtually every country and partners with organizations around the world to address some of the most challenging global health issues. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase efficiencies, improve safety and expand access to health care. For more information on BD, please visit bd.com or connect with us on LinkedIn at www.linkedin.com/company/bd1/, X (formerly Twitter) @BDandCo or Instagram @becton_dickinson.

Non-GAAP Financial Measures
This news release contains certain non-GAAP financial measures. These include revenue for New BD adjusted for a full year of Advanced Patient Monitoring revenue generated during Edwards Lifesciences’ ownership and adjusted EBITDA margin on a forward-looking basis for the Biosciences and Diagnostic Solutions business. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States. BD strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by BD may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliation of New BD revenue to the comparable GAAP measure is included in the accompanying presentation available on BD’s website, www.bd.com/investors. The adjusted EBITDA margin for Biosciences and Diagnostic Solutions on a forward-looking basis excludes adjustments for potential charges or gains that may be recorded, such as, among other things, the non-cash amortization of intangibles assets, acquisition-related charges, and certain investment gains and losses. In addition, excluded from adjusted EBIDTA margin are certain costs that BD does not allocate to its organizational units, such as, among other things, foreign exchange, certain general and administrative expenses, and share based compensation expense. BD does not attempt to provide reconciliations of forward-looking adjusted EBITDA margin to the comparable GAAP measure because the impact and timing of these potential charges or gains are inherently uncertain and difficult to predict and are unavailable without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a material impact on GAAP measures of the Biosciences and Diagnostic Solutions business’s financial performance.

Forward-Looking Statements
This press release contains certain forward-looking statements (as defined under Federal securities laws) regarding BD and the contemplated separation of BD’s Biosciences and Diagnostic Solutions business, including, but not limited to, statements relating to business strategies (including business strategies of BD and the Biosciences and Diagnostic Solutions business following the contemplated separation), the anticipated benefits of the contemplated separation, including financial performance of BD and the Biosciences and Diagnostic Solutions business thereafter, and the expected timing of announcement of next steps with respect to the contemplated separation and completion of the contemplated separation. All such statements are based upon current expectations and assumptions of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to such forward-looking statements, a number of factors could cause actual results to vary materially. These factors include, but are not limited to, risks relating to macroeconomic conditions and their impact on BD’s operations and healthcare spending generally, including any impact of disruptions in the global transportation networks or other aspects of BD’s supply chain on BD’s ability to source raw materials, components and energy sources needed to produce BD’s products, labor constraints or disputes, inflationary pressures, currency rate fluctuations, and increased interest rates and borrowing costs; conditions in international markets, including geopolitical developments such as the evolving situations in Russia and Ukraine, the Middle East and Asia, which could adversely impact BD’s operations; competitive factors including technological advances and new products or novel medical therapies introduced by competitors; product efficacy or safety concerns or non-compliance with applicable regulatory requirements (such as non-compliance of BD’s products with registration requirements resulting from modifications to such products, or other factors, including with respect to BD Alaris™ pumps and related sets and BD Vacutainer™) resulting in product recalls, lost revenue or other actions being taken with respect to products in the field or the ability to continue selling new products to customers; changes to legislation or regulations impacting the U.S. or foreign healthcare systems, changes in medical practices or in patient preferences, potential cuts or freezes in governmental research or other healthcare spending, or governmental or private measures to contain healthcare costs, such as China’s volume-based procurement tender process or changes in pricing and reimbursement policies, which could result in reduced demand for BD’s products or downward pricing pressure; new or changing laws and regulations impacting BD’s business (including the imposition of tariffs, such as those relating to China, Mexico or other countries and regions in which BD does business, sanctions, changes in tax laws, new environmental laws and regulations (such as those related to climate change or materials of concern), new cybersecurity, artificial intelligence or privacy laws, or changes in laws impacting international trade or anti-corruption and bribery, or changes in reporting requirements or enforcement practices with respect to such laws; the adverse impact on BD’s business or products of past, current or future information and technology system disruptions, breaches or breakdowns, including through cyberattacks, ransom attacks or cyber-intrusion, and any investigations, legal proceedings, liability, expense or reputational damage arising in connection with any such events; increased labor costs and labor shortages or disputes; BD’s suppliers’ ability to provide products needed for BD’s operations and BD’s ability to maintain favorable supplier arrangements and relationships; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; adverse changes in regional, national or foreign economic conditions, including any impact on BD’s ability to access credit markets and finance BD’s operations; risks relating to BD’s overall indebtedness; the possible impact of public health crises on BD’s business and the global healthcare system, which could decrease demand for BD’s products, disrupt BD’s operations or the operations of BD’s customers and companies within BD’s supply chain, or increase transportation costs; interruptions in BD’s manufacturing or sterilization processes or those of BD’s third-party providers, including any restrictions placed on the use of ethylene oxide for sterilization; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; the overall timing of the replacement or remediation of the BD Alaris™ Infusion System and return to market in the U.S., which may be impacted by, among other things, customer readiness, supply continuity and BD’s continued engagement with the FDA; BD’s ability to achieve BD’s projected level or mix of product sales; BD’s ability to successfully integrate any businesses it acquires; uncertainties of litigation, investigations, subpoenas, settlements, fines, penalties and/or other sanctions (as described in BD’s filings with the Securities and Exchange Commission (“SEC”)); the issuance of new or revised accounting standards; risks associated with the impact, timing or terms of the contemplated separation of BD’s Biosciences and Diagnostic Solutions business; risks associated with the expected benefits and costs of the contemplated separation, including the risk that the expected benefits of the separation will not be realized within the anticipated time frame, in full or at all, and the risk that any conditions to the separation will not be satisfied and/or that the separation will not be completed within the anticipated time frame, on the anticipated terms or at all; the risk that any consents or approvals required in connection with the contemplated separation will not be received or obtained within the expected time frame, on the expected terms or at all; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the contemplated separation will exceed BD’s estimates; the impact of the contemplated separation on BD’s businesses and the risk that the contemplated separation may be more difficult, time-consuming or costly than expected, including the impact on BD’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties, as well as other factors discussed in BD’s filings with the SEC. There can be no assurance that the contemplated separation will in fact be completed in the manner described or at all. For a further discussion of certain factors that could cause our actual results to differ from our expectations in any forward-looking statements, see our February 5, 2025 earnings press release and our latest Annual Report on Form 10-K and other filings with the SEC. BD expressly disclaims any undertaking to update or revise any forward-looking statements set forth herein to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

Contacts:

Media:    Investors:
Troy Kirkpatrick    Adam Reiffe
VP, Public Relations    Sr. Director, Investor Relations
858.617.2361    201.847.6927
troy.kirkpatrick@bd.com     adam.reiffe@bd.com